UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

Associated Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37387 (Commission File Number)	47-3965991 (IRS Employer Identification No.)

One Corporate Center, Rye, New York 10580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 629-9595

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 30, 2015, in connection with the spin-off of Associated Capital Group, Inc. (“ACG” or the “Company”) from GAMCO Investors, Inc. (“GAMCO”), the Company entered into an employment agreement (the “Employment Agreement”) with Mario J. Gabelli.

The Employment Agreement provides for, among other things, the payment of a management fee in the amount of 10% of the Company’s aggregate pre-tax profits, before consideration of this fee and before consideration of the Company’s various consolidated feeder funds and partnerships, to Mario J. Gabelli or his designees.  Pursuant to the Employment Agreement, Mario J. Gabelli is entitled to this management fee as long as he is providing any services to ACG.

In addition to the management fee noted above, for managing or overseeing the management of investment companies or partnerships, attracting investors for collective investment funds or partnership investments, attracting and/or managing separate accounts, providing investment banking services or otherwise generating revenues for ACG, Mario J. Gabelli will be paid a percentage of the revenues or net operating contribution related to or generated by such business activities, in a manner and at payment rates as agreed to from time to time by Mario J. Gabelli and the Company, which rates generally will be the same as those received by other professionals at the Company performing similar services.

The term of the Employment Agreement commenced on November 30, 2015 and will continue through the end of the third anniversary of November 30, 2015 (the “Expiration Date”). On each November 30th, commencing on November 30, 2016 (each, an “Anniversary Date”), the Employment Agreement will automatically be renewed and the term extended for an additional one-year period, unless such renewal is objected to by either ACG or Mario J. Gabelli on written notice delivered to the other not less than ninety days prior to an Anniversary Date. The last day of each such extension will become the new Expiration Date.  Pursuant to the terms of the Employment Agreement, Mario J. Gabelli may not provide investment management services for compensation other than in his capacity as an officer or employee of ACG, GAMCO or Teton Advisors, Inc. or their respective subsidiaries or affiliates.  The Employment Agreement does, however, permit Mario J. Gabelli to serve as a director or officer of other entities, with or without compensation.

The foregoing description of the Employment Agreement is qualified in its entirety to the Employment Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 8.01  Other Events.

On November 30, 2015, ACG was spun off from GAMCO, whereby GAMCO distributed all of the outstanding shares of ACG class A common stock (“ACG Class A Stock”) and ACG class B common stock (“ACG Class B Stock”) to GAMCO stockholders (the “Distribution”).  In the Distribution, GAMCO stockholders received:

•                  one share of ACG Class A Stock for each share of GAMCO class A common stock held at 5:00 p.m. New York City time on November 12, 2015 (the “Record Date”); and

•                  one share of ACG Class B Stock for each share of GAMCO class B common stock held on the Record Date.

In the Distribution, an aggregate of 6,247,452 shares of ACG Class A Stock and 19,196,792 shares of ACG Class B Stock were issued.

In connection with the Distribution, on November 30, 2015, ACG and GAMCO entered into the following agreements:

•                  a Separation and Distribution Agreement, which provides for, among other things, the mechanics for effecting the Distribution as well as certain ongoing responsibilities of ACG and GAMCO subsequent to the Distribution;

•                  a Service Mark and Name License Agreement, which, among other things, provides the Company with certain rights to use the “Gabelli” name and the “GAMCO” name;

•                  Transitional Administrative and Management Services Agreement, which, among other things, specifies that GAMCO will provide ACG, and ACG will provide GAMCO, with certain administrative and management services for a twelve-month period after the Distribution, subject to extension;

•                  a Promissory Note in the amount of $250,000,000, issued by GAMCO to ACG, dated November 30, 2015, (the “GAMCO Note”), pursuant to which GAMCO has promised to pay ACG $250,000,000, subject to the terms and conditions of the GAMCO Note; and

•                  a Tax Indemnity and Sharing Agreement, which, among other things, contains certain agreements and covenants related to tax matters involving GAMCO and ACG and covers time periods before and after the Distribution.

For more information regarding the agreements entered into in connection with the Distribution, please refer to the Company’s registration statement on Form 10, as amended (the “Form 10”), which was declared effective by the Securities and Exchange Commission on November 2, 2015. The foregoing descriptions are qualified in their entirety by reference to the agreements filed as Exhibits to this Form 8-K, which agreements are incorporated herein by reference.

In the Form 10, the Company disclosed that it expected to enter into a registration rights agreement with Mario J. Gabelli and one of his affiliates, pursuant to which ACG would have, among other things, agreed to register the resale of shares of ACG Class A Stock held by Mario J. Gabelli and his affiliate.  Subsequent to the date of the Form 10, it was determined that Mr. Gabelli, his affiliate and the Company would not enter into that registration rights agreement.

Item 9.01  Financial Statements and Exhibits

The Exhibit Index immediately following the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED CAPITAL GROUP, INC.

Dated: December 4, 2015	By:	/s/ Kieran Caterina
	Name:	Kieran Caterina
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.1	Service Mark and Name License Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.2	Transitional Administrative and Management Services Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.3	Employment Agreement, dated November 30, 2015, by and between Mario J. Gabelli and Associated Capital Group, Inc.

10.4	Promissory note in the amount of $250,000,000, dated November 30, 2015, issued by GAMCO Investors, Inc. to Associated Capital Group, Inc.

10.5	Tax Indemnity and Sharing Agreement, dated November 30, 2015, by and between Associated Capital Group, Inc. and GAMCO Investors, Inc.